Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Operating Leases

In May 2016, we moved and entered into a month-to-month lease agreement to lease office space in Tucson, Arizona.

Rent expense was approximately $4,000 and $4,000 for 2018 and 2017, respectively.

At December 31, 2018, we had approximately $325 in future minimum lease payments due in less than a year.

Guarantees

We agree to indemnify our officers and directors for certain events or occurrences arising as a result of the officers or directors serving in such capacity. The maximum amount of future payments that we could be required to make under these indemnification agreements is unlimited. However, we maintain a director's and officer's liability insurance policy that limits our exposure and enables us to recover a portion of any future amounts paid. As a result, we believe the estimated fair value of these indemnification agreements is minimal because of our insurance coverage and we have not recognized any liabilities for these agreements as of December 31, 2018 and 2017.

Litigation

As previously reported in our Current Report on Form 8-K filed on July 9, 2018, on July 3, 2018, we commenced a lawsuit in the Court of Chancery of the State of Delaware against the company's former director and principal executive officer George Farley and AnneMarieCo LLC ("AMC").

The lawsuit alleges to the following six causes of action:

1.	Breach of Fiduciary Duty of Loyalty against George Farley

2.	Breach of Fiduciary Duty of Care against George Farley

3.	Aiding and Abetting Breach of Fiduciary Duty against AMC

4.	Conversion against George Farley

5.	Fraudulent Transfer against George Farley and AMC

6.	Injunctive Relief against George Farley and AMC

This report provides an update on the progress of the litigation.

In connection with the lawsuit, the company requested a temporary restraining order prohibiting Mr. Farley and AMC from selling their 25 million shares of the company's common stock which the company alleges were improperly issued. On July 20, 2018, the Delaware Court of Chancery, Vice Chancellor Tamika Montgomery-Reeves presiding, entered a "status quo" order upon the stipulation of the parties, whereby Mr. Farley and AMC agreed not to transfer, alienate or sell any of their shares pending a ruling on the company's motion for a preliminary injunction.

On July 26, 2018, the Delaware Court of Chancery entered a scheduling order setting dates and deadlines for, among other matters, a hearing and briefing schedule on the amount of the bond the company would be required to post to maintain the "status quo" order through the preliminary injunction hearing, a hearing and briefing schedule on the motion for a preliminary injunction, and a discovery schedule.

Also, in connection with the lawsuit, on August 8, 2018, the company filed a motion to disqualify Mr. Farley's attorney, Ryan Whalen, who had previously represented the company.

On August 14, 2018, the Delaware Court of Chancery issued an order requiring the company to post a bond in the total amount of $200,446.52. On August 21, 2018, the company posted the bond via Atlantic Specialty Insurance company acting as surety. Pursuant to the contract between the company and Atlantic Specialty Insurance company, the company deposited $200,446.52 in cash as collateral for the surety agreement.

On August 23, 2018, the Delaware Court of Chancery court extended the hearing date on the company's motion for a preliminary injunction to October 23, 2018, and simultaneously ordered an increase in the bond amount of $55,446.52. On August 30, 2018, the company posted the increased bond amount, again with Atlantic Specialty Insurance Company acting as surety, and deposited the additional $55,446.52 in cash with the surety.

On September 7, 2018, the Delaware Court of Chancery entered an order setting a briefing schedule on the company's motion to disqualify Mr. Whalen.

On September 10, 2018, the Delaware Court of Chancery entered an order governing the production and exchange of confidential documents and information among the parties in discovery.

In another Current Report on Form 8-K filed September 13, 2018, the company updated the status of the litigation to include events that occurred up to that date. This report further updates the progress of the litigation.

On October 16, 2018, the Delaware Court of Chancery entered a scheduling order continuing the hearing date on the company's motion for a preliminary injunction against defendants George Farley and AMC to December 14, 2018.

The October 16, 2018 order also required the company to increase its bond amount by an additional $185,301.86 ($80,301.86 for AMC and $105,000.00 for Mr. Farley) to account for the continued hearing date. On October 24, 2018, the company posted the additional bond amount of $185,301.86.

On October 16, 2018, the Delaware Court of Chancery issued an order denying the company's motion to disqualify Mr. Whalen.

On January 23, 2019, the Delaware Court of Chancery issued a Memorandum Opinion, granting a preliminary injunction prohibiting Mr. Farley and AMC from selling their 25 million shares of the company's common stock, which the company alleges were improperly issued. On January 24, 2019, the Delaware Court of Chancery issued a revised Memorandum Opinion correcting calculations regarding the increased bond amount.

In granting the preliminary injunction, the Court found that the company met "its considerable burden" of demonstrating it was likely to win its lawsuit against Mr. Farley and AMC. Specifically, the Court found it was "reasonably probable" Mr. Farley had unlawfully issued the 25 million shares without proper authorization, Mr. Farley had breached his duty of loyalty to the company, Mr. Farley was unlikely to prove the stock issuance was procedurally or substantively "fair" to the company, and Mr. Farley had fraudulently transferred 20 million of the shares to AMC. Finally, the Court ruled because Farley and AMC's 25 million shares represented one eighth of the company's outstanding ownership, the injunction was necessary to protect the company's capital structure, ability to attract new investors, ability to raise new capital and continue deployment of its plans now underway to revitalize its business.

The company had previously requested the temporary restraining order on July 20, 2018, the Delaware Court of Chancery, Vice Chancellor Tamika Montgomery-Reeves presiding, entered a "status quo" order upon the stipulation of the parties, whereby Mr. Farley and AMC agreed not to transfer, alienate or sell any of their shares pending a ruling on the company's motion for the preliminary injunction.

In its Memorandum Opinion, the Court also required that the company post additional bond money, bringing the total cash collateral for the surety agreement to $582,377.26. The company posted the additional bond amount, and deposited the additional cash amount with the surety, on January 29, 2019.

In a related matter, on February 8, 2019, the company filed a complaint against Stein Riso Mantel McDonough, LLP ("Stein Riso"), its former counsel, in the United States District Court for the Southern District of New York alleging the following:

1.	breach of fiduciary duty;

2.	legal malpractice;

3.	aiding and abetting a breach of fiduciary duty;

4.	voidance of fees under New York Rules of Professional Conduct 1.8;

5.	violation of New York Rule of Professional Conduct 1.5;

6.	securities fraud;

7.	breach of contract; and

8.	unjust enrichment.

The complaint against Stein Riso followed the issuance, on January 23, 2019, of a Memorandum Opinion granting the company's motion for a preliminary injunction by the Delaware Court of Chancery in the case against George Farley and AMC. Stein Riso has not yet formally responded to the complaint.

As with any litigation, the company cannot predict the outcome with certainty, but the company expects to provide further updates on the status of the litigation as circumstances warrant.

We may, from time to time, be involved in legal proceedings arising from the normal course of business.